UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 18, 2024

 CHEWY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38936	90-1020167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 West Sunrise Boulevard Plantation, Florida	33322
(Address of Principal Executive Offices)	(Zip Code)
(786) 320-7111
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	CHWY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 18, 2024, Stacy Bowman notified Chewy, Inc. (the “Company”) that she will be resigning from her position as the Company’s Chief Accounting Officer (“CAO”) and principal accounting officer (“PAO”). Ms. Bowman’s resignation was not a result of any disagreement with the Company on any matter related to its operations, policies, practices, financial disclosures, or accounting matters.

On July 22, 2024, the Board of Directors of the Company (the “Board”) approved the appointment of David Reeder, age 49, as the Company’s CAO and PAO on an interim basis. Mr. Reeder will assume all responsibilities and duties of the Company’s CAO and PAO, effective as of July 22, 2024, while Ms. Bowman will remain at the Company until August 9, 2024 to assist in the transition of her responsibilities and duties. Mr. Reeder will also continue to serve as the Company’s Chief Financial Officer and principal financial officer, positions which he has held since February 2024. Mr. Reeder’s compensation will not change in connection with his increased responsibilities. Information regarding Mr. Reeder’s background is included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2024 filed with the Securities and Exchange Commission on March 20, 2024, and such information is incorporated herein by reference.

Mr. Reeder’s appointment as interim CAO and PAO was not pursuant to any arrangement or understanding between him and any other person. There are no familial relationships or related party transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K in connection with his appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEWY, INC.

Date:	July 22, 2024	By:	/s/ Da-Wai Hu
Da-Wai Hu
General Counsel and Secretary